Exhibit 10.2

AMENDMENT NO. 1 TO FINANCING AGREEMENT

This AMENDMENT NO. 1 TO FINANCING AGREEMENT (this “Amendment”) is dated as of March 13, 2015 and is entered into by and among Westmoreland Resource Partners, LP, a Delaware limited partnership (the “Parent”), Oxford Mining Company, LLC, an Ohio limited liability company (“Oxford Mining”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (together with the Parent, each an “Existing Guarantor” and collectively, the “Existing Guarantors”), U.S. Bank National Association, a California corporation (“U.S. Bank”), as collateral agent for the Lenders referred to below (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and U.S. Bank, as administrative agent for the Lenders referred to below (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent,” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

W I T N E S S E T H:

WHEREAS, Oxford Mining, each other Person that executes a joinder agreement and becomes a “Borrower” thereunder (each a “Borrower” and collectively the “Borrowers”), the Existing Guarantors (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guarantees all or any part of the Obligations, each a “Guarantor” and collectively, the “Guarantors”), the Agents and the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) have entered into that certain Financing Agreement dated as of December 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Financing Agreement); and

WHEREAS, the Borrowers have requested that the Agents and the Required Lenders agree to amend the Financing Agreement in certain respects as set forth herein.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Financing Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Financing Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below, and in reliance on the representations and warranties contained in Section 3 below, the Financing Agreement is hereby amended as follows:

(a) The defined term “Administrative and Operational Services Agreement” set forth in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

““Administrative and Operational Services Agreement” means the Services Agreement by and among Parent and the General Partner, effective as of January 1, 2015, pursuant to which the General Partner (a) provides certain services to the Loan Parties and their Subsidiaries, including general administrative and management services, human resources, information technology, finance and accounting, corporate development, real property, marketing, engineering, operations (including mining operations), geological services, risk management, insurance services, tax and audit services and investor relations, but (b) receives no fees other than (i) the G&A Fixed Fee (as defined in the Administrative and Operational Services Agreement as in effect on the First Amendment Effective Date) and (ii) reimbursement for all expenses and expenditures it incurs or payments it makes on behalf of the Loan Parties and their Subsidiaries thereunder.”

(b) Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

““First Amendment” means the Amendment No. 1 to Financing Agreement, dated as of March 13, 2015, among the Borrowers, the Guarantors, the Agents and the Lenders.”

““First Amendment Effective Date” has the meaning specified therefor in Section 2 of the First Amendment.”

(c) The defined term “Fixed Charge Coverage Ratio” set forth in Section 1.01 of the Financing Agreement is hereby amended by replacing the reference therein to “the Administrative and Operational Services Agreement as in effect on the Effective Date” with “the Administrative and Operational Services Agreement as in effect on the First Amendment Effective Date”.

(d) Section 7.02(h) (Restricted Payments) of the Financing Agreement is hereby amended by deleting subclause (I) contained therein in the entirety and replacing it with the following:

“(I) any Loan Party or any of its Subsidiaries may (A) pay the G&A Fixed Fee (in accordance with and as defined in the Administrative and Operational Services Agreement as in effect on the First Amendment Effective Date) and (B) reimburse the General Partner for all expenses and expenditures it incurs or payments it makes on behalf of the Loan Parties and their Subsidiaries under the Administrative and Operational Services Agreement as in effect on the First Amendment Effective Date,”

(e) Section 7.02(j) (Transactions with Affiliates) of the Financing Agreement is hereby amended by replacing the reference therein to “the Administrative and Operational Services Agreement as in effect on the Effective Date” with “the Administrative and Operational Services Agreement as in effect on the First Amendment Effective Date”.

2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the concurrent satisfaction of each of the following conditions:

(a) The Agents shall have received a fully executed copy of this Amendment executed by each of the Borrowers, each of the Guarantors and the Required Lenders;

(b) The Agents shall have received a fully executed copy of the Administrative and Operational Services Agreement in the form attached hereto as Annex I; and

(c) no Default or Event of Default shall have occurred and be continuing.

3. Representations and Warranties. To induce the Agents and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Agents and the Lenders that:

(a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate, partnership or limited liability company action, as applicable, on the part of such Loan Party and that this Amendment has been duly executed and delivered by such Loan Party;

(b) this Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally;

(c) the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or prior to the date hereof are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date); and

(d) no Default or Event of Default has occurred and is continuing.

4. Consent. Pursuant to the request by the Loan Parties, but subject to satisfaction of the conditions set forth in Section 2 hereof, and in reliance upon (A) the representations and warranties of Loan Parties set forth herein and in the Financing Agreement and (B) the agreements of the Loan Parties set forth herein, the Required Lenders hereby consent to the Parent entering into the Administrative and Operational Services Agreement in the form attached hereto as Annex I. The consent in this Section 4 shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

5. Release. In consideration of the agreements of the Agents and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby releases and forever discharges each Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively “Claims”), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Amendment, the Financing Agreement or any other Loan Document, as each may be amended, or the Indebtedness incurred by the Borrowers thereunder or any other transactions evidenced by this Amendment, the Financing Agreement or any other Loan Document.

6. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7. References. Any reference to the Financing Agreement contained in any document, instrument or Loan Document executed in connection with the Financing Agreement shall be deemed to be a reference to the Financing Agreement as modified by this Amendment.

8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Receipt by telecopy or electronic mail of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

9. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Financing Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Financing Agreement. Except as expressly modified and superseded by this Financing Agreement, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

11. Costs and Expenses. The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Financing Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents.

12. Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (a) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or (b) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

13. Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WAIVER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

14. Limited Effect of Amendment. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Financing Agreement or any other Loan Document or (b) to prejudice any other right or remedies which the Agents or the Lenders may now have or may have in the future under or in connection with the Financing Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.

15. Required Lender Authorization and Direction. By their execution of this Amendment, each of the Lenders party hereto: (i) hereby authorizes and directs each Agent to execute this Amendment, and (ii) agrees that each Agent shall incur no liability for executing this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

OXFORD MINING COMPANY, LLC

By:	/s/ Kevin Paprzycki
Name:	Kevin Paprzycki
Title:	CFO & Treasurer

Signature Page to Amendment No. 1 to Financing Agreement

GUARANTORS:

WESTMORELAND RESOURCE PARTNERS, LP

By Westmoreland Resources GP, LLC, its general partner

By:	/s/ Kevin Paprzycki
Name:	Kevin Paprzycki
Title:	CFO & Treasurer

OXFORD MINING COMPANY-KENTUCKY, LLC

By:	/s/ Kevin Paprzycki
Name:	Kevin Paprzycki
Title:	CFO & Treasurer

DARON COAL COMPANY, LLC

By:	/s/ Kevin Paprzycki
Name:	Kevin Paprzycki
Title:	CFO & Treasurer

OXFORD CONESVILLE, LLC

By:	/s/ Kevin Paprzycki
Name:	Kevin Paprzycki
Title:	CFO & Treasurer

OXFORD RESOURCE FINANCE CORPORATION

By:	/s/ Kevin Paprzycki
Name:	Kevin Paprzycki
Title:	CFO & Treasurer

Signature Page to Amendment No. 1 to Financing Agreement

HARRISON RESOURCES, LLC

By:	/s/ Kevin Paprzycki
Name:	Kevin Paprzycki
Title:	CFO & Treasurer

WESTMORELAND KEMMERER FEE COAL HOLDINGS, LLC

By:	/s/ Jennifer S. Grafton
Name:	Jennifer S. Grafton
Title:	President

Signature Page to Amendment No. 1 to Financing Agreement

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ James A. Hanley
Name:	James A. Hanley
Title:	Vice President

Signature Page to Amendment No. 1 to Financing Agreement

LENDERS:

TENNENBAUM OPPORTUNITIES PARTNERS V, LP
TENNENBAUM OPPORTUNITIES FUND VI, LLC, each as Lenders
By: Tennenbaum Capital Partners, LLC, its Investment Manager

By:	/s/ Howard Levkowitz
Name:	Howard Levkowitz
Title:	Managing Partner

Signature Page to Amendment No. 1 to Financing Agreement

LENDERS:

BF OXFORD SPE LLC

By:	/s/ Harin de Silva
Name:	Harin de Silva
Title:	Authorized Person

GCF OXFORD SPE LLC

By:	/s/ Adam L. Gubner
Name:	Adam L. Gubner
Title:	Authorized Persons

TOF OXFORD SPE LLC

By:	/s/ Adam L. Gubner
Name:	Adam L. Gubner
Title:	Authorized Person

Signature Page to Amendment No. 1 to Financing Agreement

LENDER:

MEDLEY CAPITAL CORPORATION

By:	/s/ Richard T. Allorto
Name:	Richard T. Allorto
Title:	CFO

LENDER:

SIERRA INCOME CORPORATION

By:	/s/ Richard T. Allorto
Name:	Richard T. Allorto
Title:	CFO

LENDER:

BLACKROCK CAPITAL INVESTMENT CORPORATION

By:	/s/ Steven Sterling
Name:	Steven Sterling
Title:	Chief Executive Officer

Annex I

[attach Administrative and Operational Services Agreement]